Exhibit 10.1
FIRST AMENDMENT TO
[[AMENDED AND RESTATED] EXECUTIVE EMPLOYMENT AND NON-DISCLOSURE, NON-COMPETITION, AND INVENTION ASSIGNMENT AGREEMENT]
THIS FIRST AMENDMENT (this “Amendment”) to the [[Amended and Restated] Executive Employment and non-Disclosure, Non-Competition, and Invention Assignment Agreement] by and between Cognizant Technology Solutions Corporation, a Delaware corporation (the “Company”), and [•] (“Employee”), dated [Original Date] (the “Employment Agreement”), is hereby entered into by the Company and Employee, effective as of [•], 2025 (the “Amendment Effective Date”).
WHEREAS, the Company and Employee desire to amend the Employment Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the foregoing, effective as of the Amendment Effective Date, the Employment Agreement is hereby amended as follows:
1.Section 9(b)(v) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
“(v)    Outstanding Equity Awards, the vesting of which is conditioned, in whole or in part, upon the achievement of performance objectives, shall become vested and exercisable as follows:
(A)To the extent that the applicable performance period has ended on or before Employee’s Termination Date, such Equity Award shall become fully vested and exercisable as of Employee’s Termination Date to the extent that the applicable performance objectives have been satisfied; and
(B)To the extent that the applicable performance has not ended on or before Employee’s Termination Date, the performance period shall be deemed to end on the Employee’s Termination Date and such Equity Award shall become fully vested and exercisable as of Employee’s Termination Date based on the greater of (I) the applicable target performance level or (II) actual achievement of the applicable performance objectives based on performance over such truncated performance period as determined by the Company in good faith.”
2.This Amendment shall be governed by and interpreted under the laws of the State of New Jersey without giving effect to any conflict of laws provisions.
3.This Amendment may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Amendment or any counterpart thereof to produce or account for any of the other counterparts.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment as of the Amendment Effective Date.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:
Name:
Title:

EMPLOYEE

Name: [•]
Signature Page to
First Amendment to
[[Amended and Restated] Executive Employment and Non-Disclosure, Non-Competition, and Invention Assignment Agreement]